                              CENTURION FUNDS, INC.

                           Centurion U.S. Contra Fund
                           Centurion U.S. Equity Fund
                      Centurion International Equity Fund

                               SEMI-ANNUAL REPORT

                                 March 31, 2001



 This report is authorized for distribution to shareholders and to others only when accompanied or preceded by a current prospectus of the Fund.

Dear Shareholder:

We are pleased to provide the semi-annual report for the Centurion Funds, Inc. ("Fund") for the period ended March 31, 2001. As you may know, our Fund is a no-load mutual fund complex currently offering three separate diversified investment funds ("Portfolio(s)").1 The Portfolio's are designed for professional money managers and knowledgeable investors who intend to invest in them as part of a strategic asset allocation investment strategy.2 In this report we summarized what we believe to be the period's prevailing economic and market conditions and outlined our portfolio strategies. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 10 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of March 31, 2001 and is subject to change.

The Performance of the Centurion Funds3
6-month total returns for the period ended March 31, 2001:

         Centurion U.S. Contra Fund                         193.75%
         Centurion U.S. Equity Fund                         (28.86)
         Centurion International Equity Fund                (13.83)

U.S. Markets Overview

U.S. Equity Market

Stocks were down and bonds were up during the period. Many stock investors suffered losses, while many bond investors enjoyed price gains in addition to collecting their coupon income. In our view, this performance dichotomy may have been driven by many investors' fears, and hopes, in the face of a weakening economy.

Many stock investors had a somewhat divergent view of the economy. On the one hand, some feared that economic weakness would translate into corporate earnings weakness - and their fears were at least partially substantiated as numerous companies reported lower earnings during the latter stages of the period. On the other, some investors were hoping that the economy would be weak enough that the Federal Reserve Board ("Fed") would be motivated to further lower interest rates
- in addition to the first quarter 2001 three easings, which brought short-term interest rates to 5.0%.4 Meanwhile, bond investors hoped that economic weakness would help to delay any reappearance of inflation.

Most stocks rallied in January, applauding the Fed's initial steps to lower interest rates. Historically, a sustained Fed easing, or lowering of short-term interest rates, boosts the economy - and stock prices as well.


----------
1 The fourth investment portfolio, the Centurion International Contra Fund is not currently being offered.
2 The Portfolios are not designed to be used as a stand-alone investment product, but rather, are to be used with certain other investments to provide a balance to the risks inherent in those investments.
3 The performance figures shown above represent past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
4 On April 18, 2001, after this letter was written, the Fed cut interest rates an additional 0.50%.

But then the gloom of a slowing economy shook investors' confidence. A series of high-profile companies, such as technology leaders Intel and Cisco Systems, as well as Procter & Gamble and American Express pre-announced earnings shortfalls and restructurings. These announcements and concerns over economic growth may have been a catalyst in the decline of 18.74% for the Standard & Poor's 500 Index ("S&P 500")5 during the period. In addition, many broad stock indices were lower for the six months ended March 31, 2001. For example, small capitalization stocks, as measured by the Russell 2000 Index ("Russell 2000")6, fell 12.96%.

During the period, value stocks outperformed growth stocks. In an uncertain economic environment, many investors apparently preferred stocks with higher yields and lower current valuations, while growth stocks' potential for faster future earnings increases held less allure. These sentiments were evident in the 37.78% decline in the Russell 1000 Growth Index ("Russell 1000 Growth")7 during the period. Even many value investors had negative returns, however, as the Russell 1000 Value Index ("Russell 1000 Value")8 declined 2.47% during the period. But the most aggressive investors endured the most pain. For example, the Nasdaq Composite Index,9 an index dominated by a number of technology companies, declined a staggering 49.82% during the period.

In our opinion, the S&P 500 stock sectors showed much of the same pattern. Growth-oriented sectors such as technology and healthcare posted double-digit declines, while the more defensive sectors such as utilities, energy and consumer staples were down more modestly. And there were even two sectors, consumer cyclicals and transportation, that were marginally positive.

U.S. Bond Market

In our opinion, bond prices were boosted by the events of the first quarter of 2001. Many bond investors may have believed that a previously overheated economy was slowing, and the threat of higher inflation, receding. Across the yield curve, prices rose. During the period the overall investment-grade10 bond market, as measured by the Salomon Smith Barney Broad Investment-Grade Bond Index ("SSB BIG Bond Index")11 returned 8.14%. High-yield bonds, however, were even better performers as their yield spread narrowed versus U.S. Treasuries. According to the Salomon Smith Barney High Yield Market Index ("SSB High Yield Market Index")12 the high-yield bond market returned negative 0.36% during the period.

The bond market was also boosted by the Federal Open Market Committee ("FOMC")13 cutting short-term


----------
5 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
6 The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
7 Russell 1000 Growth measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
8 Russell 1000 Value measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
9 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
10 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.
11 SSB BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
12 SSB High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.
13 FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

interest rates three times during the first quarter of 2001. On January 3, January 31 and again on March 20, 2001, the Fed lowered rates by 0.50% each time. So the federal funds rate ("fed funds rate"),14 the interest rate that is targeted by the Fed, was 1.50% lower at quarter end than at the beginning of 2000. The Fed took this action, in its own words, because "...excess productive capacity has emerged recently... and the potential for weakness in global economic conditions suggest substantial risks that demand and production could remain soft."

Clearly, in our opinion, the Fed hopes that cutting interest rates will lower borrowing costs for consumers and corporations. This easing should stimulate economic activity and improve consumer confidence. An easing monetary policy almost always spurs the economy (and the stock market), although the lag between a Fed rate cut and its subsequent effect on the U.S. economy has been estimated at up to a full year.

International Markets Overview

Similarly to the U.S. markets, international markets were generally weaker during the period and most global stock markets were mostly down during the period. For example, a broad measure of developed international stock markets, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE"),15 declined 16.05% for the six months ended March 31, 2001.

This widespread weakness reflects slowing economic performance. Worldwide, economic prospects are sagging - often as a result of declining U.S. demand as well as local factors. For example, Japan not only confronts lower exports to the U.S., it also faces anemic domestic growth. Japanese banks face tremendous credit problems and are unable to lend at normal levels. In contrast, the European economies have generally been stronger than the U.S. and have only recently shown signs of weakness. Consumer confidence has fallen, partly due to the disruption in travel and agriculture needed to contain foot-and-mouth disease.

Centurion U.S. Contra Fund Update

The Centurion U.S. Contra Fund seeks to provide a degree of protection against declines in the value of the U.S. equity allocation of certain assets custodied with Centurion Trust (the "U.S. Equity Benchmark"). Centurion Trust analyzes the various mutual funds held by certain clients (the "Custodied Funds"), as well as the portfolio securities of these funds. Credit Suisse Asset Management ("CSAM") is the sub-adviser.

Based on the information available, Centurion Trust attempts to determine the composition of the U.S. Equity Benchmark, including the relative proportion of the underlying assets maintained in various asset classes, geographic locations and industries. We advise CSAM of the level and nature of downside protection desired for the U.S. Equity Benchmark at any moment in time. CSAM then uses statistical and quantitative analysis to select investments designed to provide protection against declines in the performance of the U.S. Equity Benchmark.

On December 15, 2000, shareholders approved an amendment to the Fund's charter to effect a 1 for 3 reverse split of the Centurion U.S. Contra Fund's common stock and the related reduction in the Portfolio's stated capital.

For the six months ended March 31, 2001 the Portfolio returned 193.75%. In comparison, the S&P 500 returned negative 18.74% for the same period.


----------
14 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
15 The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

Centurion U.S. Equity Fund

The Centurion U.S. Equity Fund seeks to provide long-term growth consistent with reasonable efforts to preserve capital. The Portfolio is subadvised by Trainer, Wortham & Company, Inc. ("Trainer"), which manages approximately 90% of the Portfolio's assets, and CSAM, which manages the remaining 10% of the Portfolio's assets.

Trainer employs a "bottom-up" stock fundamental analysis process that targets companies with the following qualities:

     .    Large capitalization, high quality, industry leaders;
     .    Financially sound with solid, proven management;
     .    Consistent earnings growth rates above those of the market;
     .    Stock prices that have historically outperformed the S&P 500; and
     .    A catalyst for further stock price appreciation.

CSAM uses certain hedging techniques designed to protect against or otherwise cushion price declines in the value of the Portfolio. Because of the nature of the investments made by CSAM on behalf of the Portfolio, CSAM"s trading could have an impact on the Portfolio's performance that is proportionately greater than the portion of the Portfolio's assets it manages.

For the six months ended March 31, 2001, the Portfolio returned negative 28.86%. In comparison, the S&P 500 returned negative 18.74% for the same period.

Centurion International Equity Fund

The Centurion International Equity Fund seeks to provide long-term growth consistent with reasonable efforts to preserve capital. The Portfolio is sub-advised by Friends Ivory & Sime, Inc. ("FISI"), which manages approximately 90% of the Portfolio's assets, and CSAM, which manages the remaining 10% of the Portfolio's assets.

FISI seeks to provide investment returns that, over the long-term, correspond to the performance of the MSCI EAFE Index. FISI invests in companies located outside the United States that it believes demonstrate long-term revenue and earnings growth potential. CSAM uses certain hedging techniques designed to protect against or otherwise cushion price declines in the value of the Portfolio. Because of the nature of the investments made by CSAM on behalf of the Portfolio, CSAM's trading could have an impact on the Portfolio's performance that is proportionately greater than the portion of the Portfolio's assets it manages.

For the six months ended March 31, 2001, the Portfolio returned negative 13.83%. In comparison, the MSCI EAFE returned negative 16.05% for the same period.

In closing, thank you for investing with the Centurion Funds, Inc. We are committed to seeking to provide you with competitive performance in the years ahead, and we look forward to serving your financial needs in the future.

Sincerely,

/s/ Gerard P. Dipoto, Jr.

Gerard P. Dipoto, Jr.
Chairman
April 17, 2001
                                       4

                          Centurion U.S. Contra Fund(1)

Historical Performance

                                     Net Asset Value
                          ---------------------------------------
                               Beginning              End               Income              Capital Gain               Total
Period Ended                   of Period           of Period           Dividends           Distributions             Returns(2)
------------------------------------------------------------------------------------------------------------------------------------
3/31/01                          $10.86              $31.70             $0.14                  $0.00                 193.75%**
------------------------------------------------------------------------------------------------------------------------------------
9/30/00                           22.65               10.86              0.66                   0.00                 (49.75)
------------------------------------------------------------------------------------------------------------------------------------
12/7/98* - 9/30/99                30.00               22.65              0.00                   0.00                 (24.50)**
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                   $0.80                  $0.00
------------------------------------------------------------------------------------------------------------------------------------

                           Centurion U.S. Equity Fund

Historical Performance

                                     Net Asset Value
                          ---------------------------------------
                               Beginning              End               Income              Capital Gain             Total
Period Ended                   of Period           of Period           Dividends           Distributions            Returns(2)
------------------------------------------------------------------------------------------------------------------------------------
3/31/01                          $10.74              $ 7.64             $0.00                  $0.00                 (28.86)%**
------------------------------------------------------------------------------------------------------------------------------------
9/30/00                           10.40               10.74              0.00                   0.00                   3.27
------------------------------------------------------------------------------------------------------------------------------------
12/7/98* - 9/30/99                10.00               10.40              0.00                   0.00                   4.00**
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                   $0.00                  $0.00
------------------------------------------------------------------------------------------------------------------------------------

                       Centurion International Equity Fund

Historical Performance

                                     Net Asset Value
                          ---------------------------------------
                               Beginning             End                Income              Capital Gain             Total
Period Ended                   of Period           of Period           Dividends           Distributions            Returns(2)
------------------------------------------------------------------------------------------------------------------------------------
3/31/01                          $11.53              $ 8.88             $0.00                  $1.15                 (13.83)%**
------------------------------------------------------------------------------------------------------------------------------------
9/30/00                           10.73               11.53              0.10                   0.46                  12.37
------------------------------------------------------------------------------------------------------------------------------------
12/7/98* - 9/30/99                10.00               10.73              0.00                   0.00                   7.30**
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                   $0.10                  $1.61
------------------------------------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


Average Annual Total Returns(2)
                                                 Centurion                     Centurion                         Centurion
                                                U.S. Contra                   U.S. Equity                      International
                                                   Fund                          Fund                           Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 3/31/01**                        193.75%                       (28.86)%                          (13.83)%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31/01                                189.75                        (34.08)                           (24.10)
------------------------------------------------------------------------------------------------------------------------------------
12/7/98* through 3/31/01                            4.80                        (10.99)                             1.66
------------------------------------------------------------------------------------------------------------------------------------


Cumulative Total Returns(2)
                                                 Centurion                     Centurion                         Centurion
                                                U.S. Contra                   U.S. Equity                      International
                                                   Fund                          Fund                           Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
12/7/98* through 3/31/01                           11.45%                       (23.60)%                            3.89%
------------------------------------------------------------------------------------------------------------------------------------

(1) The U.S. Contra Fund's shares have been adjusted to reflect a 1 for 3 reverse stock split that became effective on December 18, 2000.

(2)  Assumes reinvestment of all dividends and capital gain distributions.

*    Commencement of operations.

** Total return is not annualized, as it may not be representative of the total return for the year.

Historical Performance (unaudited)

Growth of $10,000 Invested in Shares of
Centurion U.S. Contra Fund vs. Standard & Poor's 500 Index*

        12/7/98                 10,000             10,000
         3/99                    8,250             10,498
         9/99                    7,550             10,537
         3/00                    3,847             12,381
         9/00                    3,794             11,935
         3/31/01                11,145              9,698


* Hypothetical illustration of $10,000 invested in shares of Centurion U.S. Contra Fund on December 7, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2001. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and the redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

Historical Performance (unaudited)

Growth of $10,000 Invested in Shares of Centurion U.S. Equity Fund vs. Standard & Poor's 500 Index and Russell 3000 Index*

        12/7/98                 10,000                         10,000
         3/99                   10,480                         10,498
         9/99                   10,400                         10,537
         3/00                   11,590                         12,381
         9/00                   10,740                         11,935
         3/31/01                 7,640                          9,698

* Hypothetical illustration of $10,000 invested in shares of Centurion U.S. Equity Fund on December 7, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2001. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the Index include reinvestment of dividends. The Russell 3000 Index is composed of the 3,000 largest U.S. securities, as determined by total market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and the redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

Historical Performance (unaudited)

Growth of $10,000 Invested in Shares of
Centurion International Equity Fund vs. MSCI EAFE Index*

              12/7/98                    10,000                  10,000
                3/99                     10,290                  10,139
                9/99                     10,730                  10,853
                3/00                     13,688                  12,683
                9/00                     12,057                  11,198
              3/31/01                    10,389                   9,400

 * Hypothetical illustration of $10,000 invested in shares of the Centurion International Equity Fund on December 7, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2001. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australasia and the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and the redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

   Schedules of Investments (unaudited)                           March 31, 2001

                           CENTURION U.S. CONTRA FUND

             FACE
            AMOUNT                             SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
      U.S. TREASURY BILL - 2.6%
              $1,190,000          U.S. Treasury Bill, 4.601% due 8/23/01
                                  (Cost - $1,168,431)                            $  1,168,431
-----------------------------------------------------------------------------------------------


         CONTRACTS                             SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
       PURCHASED OPTIONS - 97.4%
                   1,250          S&P 500 Index, Put @ 1,425, Expire 6/01 (a)      31,768,750
                     300          S&P 500 Index, Put @ 1,575, Expire 6/01          12,049,500
-----------------------------------------------------------------------------------------------
                                  TOTAL PURCHASED OPTIONS
                                  (Cost - $18,417,150)                             43,818,250
-----------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS - 100%
                                  (Cost - $19,585,581**)                         $ 44,986,681
-----------------------------------------------------------------------------------------------

(a) Securities with an aggregate market value of $17,800,000 are segregated as collateral for futures contracts.

**   Aggregate cost for Federal income tax purposes is substantially the same.

Schedules of Investments (unaudited) (continued)                 March 31, 2001

                           CENTURION U.S. EQUITY FUND

       SHARES                 SECURITY                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK - 77.1%
-----------------------------------------------------------------------------------------------
Banking - 5.9%
        13,825       Bank of America Corp.                                      $     756,919
        20,775       Wells Fargo & Co.                                              1,027,739
-----------------------------------------------------------------------------------------------
                                                                                    1,784,658
-----------------------------------------------------------------------------------------------
Computers - 7.7%
        36,871       Cisco Systems, Inc.*                                             583,023
        22,288       EMC Corp.*                                                       655,267
            44       McDATA Corp., Class A Shares*                                        831
        27,275       Network Appliance, Inc.*                                         458,561
        40,138       Sun Microsystems, Inc.*                                          616,921
-----------------------------------------------------------------------------------------------
                                                                                    2,314,603
-----------------------------------------------------------------------------------------------
Drugs - 8.9%
        13,590       Amgen Inc.*                                                      817,948
        12,300       Merck & Co., Inc.                                                933,570
        22,612       Pfizer Inc.                                                      925,961
-----------------------------------------------------------------------------------------------
                                                                                    2,677,479
-----------------------------------------------------------------------------------------------
Electronics - 1.9%
        30,600       Solecton Corp.*                                                  581,706
-----------------------------------------------------------------------------------------------
Financial Services - 2.6%
        14,604       Morgan Stanley Dean Witter & Co.                                 781,314
-----------------------------------------------------------------------------------------------
Insurance - 5.6%
        11,887       American International Group, Inc.                               956,904
        12,500       The Hartford Financial Services Group, Inc.                      737,500
-----------------------------------------------------------------------------------------------
                                                                                    1,694,404
-----------------------------------------------------------------------------------------------
Media - 7.8%
        19,900       AOL Time Warner Inc.*(a)                                         798,985
        13,250       Clear Channel Communications, Inc.*(a)                           721,463
        19,600       Comcast Corp., Class A Shares*(a)                                821,975
-----------------------------------------------------------------------------------------------
                                                                                    2,342,423
-----------------------------------------------------------------------------------------------
Medical Equipment - 2.4%
        16,000       Medtronic, Inc.                                                  731,840
-----------------------------------------------------------------------------------------------
Miscellaneous Manufacturer - 2.6%
        18,449       General Electric Co.                                             772,275
-----------------------------------------------------------------------------------------------
Oil & Gas Operations - 3.0%
        14,400       Anadarko Petroleum Corp.                                         904,032
-----------------------------------------------------------------------------------------------
Retail - 4.8%
        14,900       The Home Depot, Inc.                                             642,190
        12,900       Kohl's Corp.*                                                    795,801
-----------------------------------------------------------------------------------------------
                                                                                    1,437,991
-----------------------------------------------------------------------------------------------
Scientific Instruments - 1.5%
        16,075       Applera Corp. - Applied Biosystems Group                         446,081
-----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


Schedules of Investments (unaudited)(continued)                   March 31, 2001

                           CENTURION U.S. EQUITY FUND
        SHARES                 SECURITY                                              VALUE
-----------------------------------------------------------------------------------------------
Semiconductor - 3.4%
        31,500          Altera Corp.*                                           $   675,281
        12,025          Broadcom Corp., Class A Shares*                             347,523
-----------------------------------------------------------------------------------------------
                                                                                  1,022,804
-----------------------------------------------------------------------------------------------
Software - 6.0%
        14,420          Microsoft Corp.*                                            788,594
        37,850          Oracle Corp.*                                               566,993
        16,625          Siebel Systems, Inc.*                                       452,200
-----------------------------------------------------------------------------------------------
                                                                                  1,807,787
-----------------------------------------------------------------------------------------------
Telecommunication Equipment - 4.6%
        33,025          JDS Uniphase Corp.*                                         608,898
        13,600          QUALCOMM Inc.*                                              770,100
-----------------------------------------------------------------------------------------------
                                                                                  1,378,998
-----------------------------------------------------------------------------------------------
Telecommunications - 3.3%
        28,050          Qwest Communications International Inc.*                    983,153
-----------------------------------------------------------------------------------------------
Utilities - 5.1%
        18,125          The AES Corp.*                                              905,523
        10,800          Enron Corp.                                                 627,480
-----------------------------------------------------------------------------------------------
                                                                                  1,533,003
-----------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK
                        (Cost - $34,236,014)                                     23,194,551
-----------------------------------------------------------------------------------------------

CONTRACTS                           SECURITY                                         VALUE
-----------------------------------------------------------------------------------------------
PURCHASED OPTIONS - 22.2%
         4,200          NASDAQ 100 Stock Index, Put @ 2,800, Expire 6/01          4,193,700
        12,000          S&P 500 Index, Put @ 1,375, Expire 6/01                   2,467,800
-----------------------------------------------------------------------------------------------
                        TOTAL PURCHASED OPTIONS
                        (Cost - $2,599,036)                                       6,661,500
-----------------------------------------------------------------------------------------------

        FACE
        AMOUNT                       SECURITY                                        VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENT - 0.7%
----------------------------------------------------------------------------------------------
U.S. Treasury Bill - 0.7%
      $200,000          U.S. Treasury Bill, 6.905% due 8/23/01
                        (Cost - $196,375)                                           196,375
----------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS - 100%
                        (Cost - $37,031,425**)                                  $30,052,426
----------------------------------------------------------------------------------------------

*    Non-income producing security.

(a) Securities with an aggregate market value of $2,342,423 are segregated as collateral for futures contracts.

**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

Schedules of Investments (unaudited) (continued)                  March 31, 2001

                       CENTURION INTERNATIONAL EQUITY FUND

          SHARES                     SECURITY                                     VALUE
------------------------------------------------------------------------------------------
COMMON STOCK - 81.9%

------------------------------------------------------------------------------------------
Finland - 1.5%
                       10,112  Nokia Oyj                                       $  242,688
                        8,241  Sonera Oyj                                          59,737
------------------------------------------------------------------------------------------
                                                                                  302,425
------------------------------------------------------------------------------------------
France - 8.1%
                       12,150  Aventis S.A.                                       944,100
                        3,200  France Telecom S.A.                                187,691
                        1,250  Sanofi-Synthelabo S.A.                              69,836
                        3,200  TotalFinaElf S.A.                                  434,221
------------------------------------------------------------------------------------------
                                                                                1,635,848
------------------------------------------------------------------------------------------
Germany - 6.7%
                        1,250  Allianz AG                                         365,203
                        4,800  Deutsche Bank AG                                   367,037
                        2,260  SAP AG                                             259,919
                        3,500  Siemens AG                                         361,998
------------------------------------------------------------------------------------------
                                                                                1,354,157
------------------------------------------------------------------------------------------
Hong Kong - 3.5%
                        6,483  Hutchison Whampoa Ltd.                             338,739
                       34,500  iShares MSCI Hong Kong                             368,115
-------------------------------------------------------------------------------------------
                                                                                  706,854
-------------------------------------------------------------------------------------------
Italy - 1.3%
                       62,500  UniCredito Italiano S.p.A.                         270,172
-------------------------------------------------------------------------------------------
Japan - 14.9%
                       29,000  The Bank of Tokyo-Mitsubishi, Ltd.                 259,639
                       10,000  Kao Corp.                                          252,154
                        1,600  Keyence Corp.                                      296,201
                       13,000  Matsushita Electric Industrial Co.                 234,958
                           44  Nippon Telegraph and Telephone Corp.               280,880
                        3,100  Orix Corp.                                         260,229
                        1,700  Rohm Co. Ltd.                                      284,870
                        4,000  Sony Corp.                                         284,072
                        6,000  Takeda Chemical Industries, Ltd.                   289,658
                       45,000  Toshiba Corp.                                      262,847
                        9,000  Toyota Motor Corp.                                 312,400
-------------------------------------------------------------------------------------------
                                                                                3,017,908
-------------------------------------------------------------------------------------------
Netherlands - 8.5%
                       10,368  ING Groep N.V.                                     678,234
                        6,990  Koninklijke Numico N.V.                            286,404
                       14,778  Koninklijke Philips Electronics N.V.               406,283
                        9,129  VNU N.V.                                           337,731
-------------------------------------------------------------------------------------------
                                                                                1,708,652
-------------------------------------------------------------------------------------------
South Korea - 1.3%
                       11,322  Korea Telecom Corp.                                262,896
-------------------------------------------------------------------------------------------
Spain - 2.6%
                       33,094  Telefonica, S.A.*                                  532,443
-------------------------------------------------------------------------------------------

Schedules of Investments (unaudited) (continued)                  March 31, 2001

                       CENTURION INTERNATIONAL EQUITY FUND

                         SHARES         SECURITY                                               VALUE
--------------------------------------------------------------------------------------------------------
Sweden - 2.5%
                         39,560     Nordea AB                                              $   241,511
                         15,631     Securitas AB, Class B Shares                               262,043
--------------------------------------------------------------------------------------------------------
                                                                                               503,554
--------------------------------------------------------------------------------------------------------
Switzerland - 4.5%
                            298     Nestle S.A., Registered Shares                             624,487
                          1,950     UBS AG, Registered Shares                                  281,880
--------------------------------------------------------------------------------------------------------
                                                                                               906,367
--------------------------------------------------------------------------------------------------------
United Kingdom - 26.5%
                         10,500     British Sky Broadcasting Group PLC*                        123,304
                         34,200     Capita Group PLC                                           230,470
                         87,900     Centrica PLC                                               297,111
                         26,525     GlaxoSmithKline PLC*                                       692,746
                         44,100     HSBC Holdings PLC                                          527,597
                         19,750     Logica PLC                                                 274,890
                         22,568     Marconi PLC                                                108,607
                         21,412     Reuters Group PLC                                          259,083
                         28,480     Royal Bank of Scotland Group PLC (a)                       641,365
                         40,111     Shell Transport & Trading Co.                              311,647
                         72,800     Spirent PLC                                                364,838
                         63,000     Tesco PLC (a)                                              224,142
                        348,247     Vodafone Group PLC (a)                                     960,503
                         31,900     WPP Group PLC                                              337,875
--------------------------------------------------------------------------------------------------------
                                                                                             5,354,178
--------------------------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCK
                                    (Cost - $18,497,188)                                    16,555,454
--------------------------------------------------------------------------------------------------------

                         CONTRACTS      SECURITY                                               VALUE
--------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS - 4.3%
--------------------------------------------------------------------------------------------------------
Call Options - 0.3%
                            990     Amsterdam Exchanges Stock Index, Call @ 645, Expire 7/01     4,026
                            200     CAC 40 Stock Index, Call @ 5,900, Expire 6/01                5,269
                            170     DAX 30 Stock Index, Call @ 6,800, Expire 6/01                1,773
                            220     FTSE 100 Stock Index, Call @ 6,325, Expire 6/01              7,694
                         18,740     Nikkei 225 Stock Index, Call @ 14,000, Expire 6/01          35,099
                            122     Swiss Market Stock Index, Call @ 7,950, Expire 6/01          1,428
--------------------------------------------------------------------------------------------------------
                                                                                                55,289
--------------------------------------------------------------------------------------------------------
Put Options - 4.0%
                                    Amsterdam Exchanges Stock Index:
                            200       Put @ 580, Expire 4/01                                     4,685
                            990       Put @ 645, Expire 7/01                                    60,211
                            200     CAC 40 Stock Index, Put @ 5,900, Expire 6/01               139,725

Schedules of Investments (unaudited) (continued)                 March 31, 2001

                       CENTURION INTERNATIONAL EQUITY FUND

         CONTRACTS               SECURITY                                          VALUE
--------------------------------------------------------------------------------------------
      Put Options - 4.0% (continued)
              170     DAX 30 Stock Index, Put @ 6,800, Expire 6/01             $   146,989
              220     FTSE 100 Stock Index, Put @ 6,325, Expire 6/01               213,501
           18,740     Nikkei 225 Stock Index, Put @ 14,000, Expire 6/01            190,047
                      Swiss Market Stock Index:
               40       Put @ 7,350, Expire 6/01                                     8,331
              122       Put @ 7,950, Expire 6/01                                    58,116
--------------------------------------------------------------------------------------------
                                                                                   821,605
--------------------------------------------------------------------------------------------
                      TOTAL PURCHASED OPTIONS
                      (Cost - $802,422)                                            876,894
--------------------------------------------------------------------------------------------

           FACE
          AMOUNT                 SECURITY                                          VALUE
--------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENT - 13.8%
--------------------------------------------------------------------------------------------
Commercial Paper - 13.8%
       $2,789,000     Leggett & Platt Inc., 5.500% due 4/2/01
                      (Cost - $2,788,148)                                        2,788,148
--------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS - 100%
                      (Cost - $22,087,758**)                                   $20,220,496
--------------------------------------------------------------------------------------------

*    Non-income producing security.

(a) Securities with an aggregate market value of $1,826,010 are segregated as collateral for futures contracts.

**   Aggregate cost for Federal income tax purposes is substantially the same.

Schedule of Options Written (unaudited)                           March 31, 2001

                       CENTURION INTERNATIONAL EQUITY FUND

                                                                       STRIKE
         CONTRACTS                                     EXPIRATION      PRICE       VALUE
--------------------------------------------------------------------------------------------
              200     Amsterdam Exchanges Stock Index      4/01       $   580       $  830
               40     Swiss Market Stock Index             6/01         7,350        3,551
--------------------------------------------------------------------------------------------
                      TOTAL OPTIONS WRITTEN
                      (Premiums received - $7,366)                                  $4,381
--------------------------------------------------------------------------------------------

Statements of Assets and Liabilities (unaudited)                  March 31, 2001

                                                                                                       Centurion
                                                                    Centurion         Centurion       International
                                                                   U.S. Contra       U.S. Equity         Equity
                                                                      Fund              Fund              Fund
--------------------------------------------------------------------------------------------------------------------
ASSETS:
         Investments, at value (Cost - $19,585,581,
             $37,031,425 and $22,087,758, respectively)           $  44,986,681       $30,052,426      $20,220,496
         Cash and foreign currency segregated for futures
             contracts, at value (Cost - $2,531,941)                          -                 -        2,540,010
         Cash                                                        14,150,094         3,460,045          236,405
         Dividends and interest receivable                               82,485            11,995           76,781
         Receivable from broker - variation margin                            -                 -            7,422
         Receivable for open forward
             foreign currency contracts (Note 8)                              -                 -           59,542
--------------------------------------------------------------------------------------------------------------------
         Total Assets                                                59,219,260        33,524,466       23,140,656
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
         Payable to broker - variation margin                           115,500            13,475                -
         Management fee payable                                          81,719            19,543           13,314
         Consulting fees payable                                          9,966             1,465              990
         Administration fee payable                                       8,890             5,859            3,959
         Written options, at value (Premiums received - $7,366) (Note 6)      -                 -            4,381
         Accrued expenses                                                11,821            15,159           27,598
--------------------------------------------------------------------------------------------------------------------
         Total Liabilities                                              227,896            55,501           50,242
--------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                  $  58,991,364       $33,468,965      $23,090,414
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
         Par value of capital stock                                     $ 1,861           $ 4,383          $ 2,601
         Capital paid in excess of par value                         47,269,852        42,309,614       23,204,330
         Undistributed (overdistributed) net investment income          (3,146)                 -           48,420
         Accumulated net investment loss                                      -           (59,490)               -
         Accumulated net realized gain (loss) from security
             transactions, futures contracts and options           (14,098,902)        (1,855,607)       1,626,801
         Net unrealized appreciation (depreciation) of
             investments, futures contracts, options
             and foreign currencies                                  25,821,699        (6,929,935)      (1,791,738)
--------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                  $  58,991,364       $33,468,965      $23,090,414
--------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                                    1,861,160         4,382,768        2,600,729
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, per share                                               $31.70             $7.64            $8.88
--------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Statements of Operations (unaudited)     For the Six Months Ended March 31, 2001

                                                                                                        Centurion
                                                                     Centurion          Centurion      International
                                                                    U.S. Contra        U.S. Equity         Equity
                                                                        Fund               Fund             Fund
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
         Interest                                                    $  368,913      $    104,106      $   160,378
         Dividends                                                            -            62,196           74,790
         Less: Foreign withholding tax                                        -              (105)          (8,261)
---------------------------------------------------------------------------------------------------------------------
         Total Investment Income                                        368,913           166,197          226,907
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
         Management fee (Note 2)                                        239,181           115,665           89,164
         Administration fee (Note 2)                                     39,864            33,283           25,910
         Audit and legal                                                 26,705            22,811           24,793
         Registration fees                                               12,364            10,880           16,067
         Consulting fees (Note 2)                                         9,966             8,321            6,478
         Shareholder and system servicing fees                            7,673             8,146            7,665
         Directors' fees                                                  4,945             7,439            7,935
         Insurance                                                        4,945             4,945            4,927
         Shareholder communications                                       2,472             2,976            2,976
         Custody                                                            494             6,262            8,431
         Pricing service fees                                                 -                 -            2,132
         Other                                                            2,976             4,959            4,959
---------------------------------------------------------------------------------------------------------------------
         Total Expenses                                                 351,585           225,687          201,437
         Less: Management and consulting fees waiver (Note 2)            (3,270)                -                -
---------------------------------------------------------------------------------------------------------------------
         Net Expenses                                                   348,315           225,687          201,437
---------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                             20,598           (59,490)          25,470
---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS
AND FOREIGN CURRENCIES (NOTES 3, 5, 6 AND 8):
         Realized Gain (Loss) From:
             Security transactions (excluding short-term securities)          -        (2,674,912)         103,166
             Futures contracts                                        4,690,368           502,824        1,058,936
             Options purchased                                       15,841,212         1,238,960          274,923
             Options written                                                  -                 -          118,758
             Foreign currency transactions                                    -                 -           14,273
---------------------------------------------------------------------------------------------------------------------
         Net Realized Gain (Loss)                                    20,531,580          (933,128)       1,570,056
---------------------------------------------------------------------------------------------------------------------
         Change in Net Unrealized Appreciation (Depreciation)
         of Investments, Futures Contracts, Options and
         Foreign Currencies:
             Beginning of period                                      3,855,980         4,463,571        3,698,048
             End of period                                           25,821,699        (6,929,935)      (1,791,738)
---------------------------------------------------------------------------------------------------------------------
         Increase in Net Unrealized Appreciation (Depreciation)      21,965,719       (11,393,506)      (5,489,786)
---------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments, Futures Contracts,
         Options and Foreign Currencies                              42,497,299       (12,326,634)      (3,919,730)
---------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations                   $42,517,897      $(12,386,124)     $(3,894,260)
---------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)
For the Six Months Ended March 31, 2001

                                                                                                        Centurion
                                                                    Centurion        Centurion        International
                                                                   U.S. Contra      U.S. Equity          Equity
                                                                       Fund             Fund              Fund
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
         Net investment income (loss)                             $     20,598     $    (59,490)      $     25,470
         Net realized gain (loss)                                   20,531,580         (933,128)         1,570,056
         Increase in net unrealized
             appreciation (depreciation)                            21,965,719      (11,393,506)        (5,489,786)
---------------------------------------------------------------------------------------------------------------------
         Increase (Decrease) in Net Assets
             From Operations                                        42,517,897      (12,386,124)        (3,894,260)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                                        (325,175)                -                 -
         Net realized gains                                                  -                 -        (2,749,733)
--------------------------------------------------------------------------------------------------------------------
         Decrease in Net Assets From
             Distributions to Shareholders                            (325,175)                -        (2,749,733)
--------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
         Net proceeds from sale of shares                           53,310,849       16,230,695          2,546,309
         Net asset value of shares issued for
             reinvestment of dividends                                 325,175                -          2,749,733
         Cost of shares reacquired                                 (62,025,612)      (6,346,355)        (4,363,592)
--------------------------------------------------------------------------------------------------------------------
         Increase (Decrease) in Net Assets From
             Fund Share Transactions                                (8,389,588)       9,884,340            932,450
--------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   33,803,134       (2,501,784)        (5,711,543)
NET ASSETS:
         Beginning of period                                        25,188,230       35,970,749         28,801,957
--------------------------------------------------------------------------------------------------------------------
         End of period*                                           $ 58,991,364     $ 33,468,965       $ 23,090,414
--------------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed)
         net investment income of:                                     $(3,146)               -            $48,420
--------------------------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                               -         $(59,490)                 -
--------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

For the Year Ended September 30, 2000

                                                                                                        Centurion
                                                                    Centurion         Centurion        International
                                                                   U.S. Contra       U.S. Equity          Equity
                                                                       Fund              Fund              Fund
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
         Net investment income (loss)                              $    504,124     $   (147,991)     $     33,118
         Net realized gain (loss)                                   (18,385,444)       1,718,411         3,124,974
         Increase (decrease) in net
             unrealized appreciation                                    556,665       (1,195,512)          904,339
--------------------------------------------------------------------------------------------------------------------
         Increase (Decrease) in Net Assets
             From Operations                                        (17,324,655)         374,908         4,062,431
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                                         (980,335)               -          (275,003)
         Net realized gains                                                   -                -        (1,228,544)
--------------------------------------------------------------------------------------------------------------------
         Decrease in Net Assets From
             Distributions to Shareholders                             (980,335)               -        (1,503,547)
--------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
         Net proceeds from sale of shares                            22,612,972       18,376,350        10,162,683
         Net asset value of shares issued for
             reinvestment of dividends                                  980,335                -         1,503,547
         Cost of shares reacquired                                   (8,692,668)     (15,108,984)      (16,841,194)
--------------------------------------------------------------------------------------------------------------------
         Increase (Decrease) in Net Assets From
             Fund Share Transactions                                 14,900,639        3,267,366        (5,174,964)
--------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    (3,404,351)       3,642,274        (2,616,080)
NET ASSETS:
         Beginning of year                                           28,592,581       32,328,475        31,418,037
--------------------------------------------------------------------------------------------------------------------
         End of year*                                              $ 25,188,230     $ 35,970,749      $ 28,801,957
--------------------------------------------------------------------------------------------------------------------
*  Includes undistributed net investment
         income of:                                                    $301,431                -                 -
--------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

     Centurion Funds, Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of three separate investment portfolios ("Portfolios"): Centurion U.S. Contra Fund ("U.S. Contra Fund"), Centurion U.S. Equity Fund ("U.S. Equity Fund") and Centurion International Equity Fund ("International Equity Fund").

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2000, reclassifications were made to the capital accounts of U.S. Equity Fund and International Equity Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment income (loss) amounting to $(151,254) and $(211,423) was reclassified to paid-in capital for U.S. Equity Fund and International Equity Fund, respectively. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the International Equity Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement

     Centurion Trust Company ("Centurion") acts as investment manager of the Portfolios. U.S. Equity Fund and International Equity Fund pay Centurion a management fee calculated at an annual rate based on the average daily net assets as follows:

         U.S. Equity Fund                          International Equity Fund
--------------------------------------     -------------------------------------
                           Annual                                     Annual
 Average Daily Net Assets  Rate            Average Daily Net Assets   Rate
--------------------------------------     -------------------------------------
 First $25 Million         0.750%          First $50 Million         0.750%
 Over $25 Million          0.700           Next $50 Million          0.725
                                           Over $100 Million         0.700

     U.S. Contra Fund pays Centurion a management fee calculated at an annual rate of 1.20% of the average daily net assets. These fees are calculated daily and paid monthly. For the six months ended March 31, 2001, Centurion waived a portion of its management fee for U.S. Contra Fund in the amount of $2,861.

     Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the Portfolios' administrator for which each Portfolio pays a fee calculated at an annual rate of 0.20% of the respective Portfolio's average daily net assets or a minimum of $50,000 for each portfolio depending upon which amount is greater. This fee is calculated daily and paid monthly.

     Salomon Smith Barney Inc., another subsidiary of SSBH, through its Consulting Group, also receives a fee for consulting services at an annual rate of 0.05% of the respective Portfolio's daily net assets. This fee is calculated daily and paid monthly. For the six months ended March 31, 2001, SBFM waived a portion of its fees for U.S. Contra Fund in the amount of $409.

     Centurion has entered into sub-advisory agreements with Credit Suisse Asset Management, Trainer, Wortham & Company, Inc. and Friends Ivory & Sime, Inc. Pursuant to the sub-advisory agreement, each sub-advisor is responsible for the day-to-day portfolio operations and investment decisions of the Portfolio. The sub-advisors for Portfolio are as follows:

                                                                Sub-Advisor
   Portfolio                      Sub-Advisors                      Fee
-------------------------------------------------------------------------------
U.S. Contra Fund           Credit Suisse Asset Management          0.850%
U.S. Equity Fund           Trainer, Wortham & Company, Inc.:
                            on the first $25 million               0.300
                            on the amount over $25 million         0.250
                           Credit Suisse Asset Management          0.100
International Equity Fund  Friends Ivory & Sime, Inc.:
                            on the first $50 million               0.300
                            on the next $50 million                0.275
                            on the amount over $100 million        0.250
                           Credit Suisse Asset Management          0.100
-------------------------------------------------------------------------------

3. Investments

    During the six months ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:



                                               U.S. Contra        U.S. Equity     International
                                                  Fund               Fund          Equity Fund
-------------------------------------------------------------------------------------------------
Purchases                                          --             $28,365,192     $ 7,308,022
-------------------------------------------------------------------------------------------------
Sales                                              --              20,632,596       9,041,605
-------------------------------------------------------------------------------------------------



     At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                               U.S. Contra        U.S. Equity     International
                                                  Fund               Fund          Equity Fund
-------------------------------------------------------------------------------------------------
Gross unrealized appreciation                  $25,401,100        $ 4,331,925     $ 1,473,834
Gross unrealized depreciation                       --            (11,310,924)     (3,341,096)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)     $25,401,100        $(6,978,999)    $(1,867,262)
-------------------------------------------------------------------------------------------------

4. Repurchase Agreements

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities or cash equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the respective Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of its portfolio. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At March 31, 2001, the Portfolios had the following open futures contracts:

U.S. Contra Fund

                                 # of                   Basis         Market    Unrealized
                               Contracts  Expiration    Value         Value       Gain
---------------------------------------------------------------------------------------------
Sold Contracts:
S&P 500 Index                      60       6/01     $17,958,750  $17,538,151   $420,599
---------------------------------------------------------------------------------------------

U.S. Equity Fund

                                  # of                  Basis         Market    Unrealized
                               Contracts  Expiration    Value         Value       Gain
---------------------------------------------------------------------------------------------
Sold Contracts:
S&P 500 Index                       7       6/01     $ 2,095,188  $ 2,046,124   $ 49,064
---------------------------------------------------------------------------------------------

International Equity Fund

                                  # of                  Basis         Market    Unrealized
                               Contracts  Expiration    Value         Value     Gain (Loss)
----------------------------------------------------------------------------------------------
Sold Contracts:
Marche A Terme International
   de France CAC 40 Euro Index      7       4/01     $   316,517  $   320,168   $ (3,651)
London Financial Times
   Stock Exchange 100 Index         6       6/01         494,583      481,276     13,307
Simex Nikkei 225 Index             12       6/01         611,634      621,449     (9,815)
Eurex Deutschland DAX Index         2       6/01         265,068      257,487      7,581
----------------------------------------------------------------------------------------------
                                                     $ 1,687,802  $ 1,680,380    $ 7,422
----------------------------------------------------------------------------------------------

6. Option Contracts

     Premiums paid when put or call options are purchased by the Portfolios represent investments which are marked-to- market daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sales will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At March 31, 2001, U.S. Contra Fund, U.S. Equity Fund and International Equity Fund held purchased put options with a total cost of $18,417,150, $2,599,036 and $413,141, respectively. In addition, the International Equity Fund held purchased call options with a total cost of $389,281.

     When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

     The covered call option transactions for the International Equity Fund which occurred during the six months ended March 31, 2001 were as follows:

                                                       Number of
                                                       Contracts      Premiums
--------------------------------------------------------------------------------
Options written, outstanding at September 30, 2000            811    $ 28,863
Options written                                            14,712     194,320
Options cancelled in closing purchase transactions        (15,283)   (215,817)
--------------------------------------------------------------------------------
Options written, outstanding at March 31, 2001                240    $  7,366
--------------------------------------------------------------------------------

7. Foreign Securities
     Investing in securities of foreign companies and foreign governments involve special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8. Forward Foreign Currency Contracts
     At March 31, 2001, International Equity Fund had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arise from changes in foreign currency exchange rates. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:
                       Local        Market    Settlement  Unrealized
Foreign Currency      Currency       Value       Date        Gain
--------------------------------------------------------------------------------
To Sell:
British Pound        1,140,000    $1,620,201    4/23/01    $ 2,414
Euro                 1,745,000     1,542,790    4/23/01     21,122
Japanese Yen       199,145,000     1,594,944    4/23/01     31,254
Swiss Franc            788,000       457,064    4/23/01      4,752
--------------------------------------------------------------------------------
Total Net Unrealized Gain on Forward Foreign Currency Contracts $ 59,542
--------------------------------------------------------------------------------
9. Reverse Stock Split
     The U.S. Contra Fund shares have been adjusted to reflect a 1 for 3 reverse stock split that was effective on December 18, 2000. The effect of the reverse stock split was to reduce the number of shares outstanding of the Portfolio while maintaining the Portfolio's and each shareholder's aggregate net asset value.

 Net Asset Value before the split:  $ 6.38    Shares outstanding before the split:  7,117,954
 Net Asset Value after the split:    19.14    Shares outstanding after the split:   2,372,651

10. Shares of Capital Stock

     At March 31, 2001, the Fund had 350,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of each Portfolio were as follows:

                                  Six Months Ended         Year Ended
                                   March 31, 2001      September 30, 2000
--------------------------------------------------------------------------
U.S. Contra Fund
Shares sold                         3,293,895               4,855,088
Shares issued on reinvestment          15,103                 204,663
Shares reacquired                  (8,399,897)             (1,893,857)
--------------------------------------------------------------------------
Net Increase (Decrease)            (5,090,899)              3,165,894
--------------------------------------------------------------------------
U.S. Equity Fund
Shares sold                         1,753,420               1,612,230
Shares reacquired                    (720,752)             (1,370,949)
--------------------------------------------------------------------------
Net Increase                        1,032,668                 241,281
--------------------------------------------------------------------------
International Equity Fund
Shares sold                           256,389                 825,482
Shares issued on reinvestment         282,894                 124,157
Shares reacquired                    (436,517)             (1,379,143)
--------------------------------------------------------------------------
Net Increase (Decrease)               102,766                (429,504)
--------------------------------------------------------------------------

11. Capital Loss Carryforward

     At September 30, 2000, the Fund had, for Federal income tax purposes, approximately the following unused capital loss carryforwards available to offset future capital gains expiring on September 30 of the year below:

         Portfolio                               2008
-------------------------------------------------------------------
         U.S. Contra Fund                       $19,655,000
         U.S. Equity Fund                           577,000

     To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

CENTURION U.S. CONTRA FUND(1)                  2001(2)     2000(3)   1999(3)(4)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $10.86      $22.65     $30.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(5)                      0.01        0.27       0.51
   Net realized and unrealized gain (loss)      20.97      (11.40)     (7.86)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations             20.98      (11.13)     (7.35)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.14)      (0.66)         -
--------------------------------------------------------------------------------
Total Distributions                             (0.14)      (0.66)         -
--------------------------------------------------------------------------------
Net Asset Value, End of Period                 $31.70      $10.86     $22.65
--------------------------------------------------------------------------------
Total Return                                   193.75%*    (49.75)%   (24.50)%*
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $58,991     $25,188    $28,593
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)(6)                               1.75%**      1.50%      1.50%**
   Net investment income                        0.10**       2.17       2.57**
--------------------------------------------------------------------------------
Portfolio Turnover Rate                            0%           0%         0%
--------------------------------------------------------------------------------

(1) Per share amounts have been restated to reflect a 1 for 3 reverse stock split which was effective on December 18, 2000.

(2)  For the six months ended March 31, 2001 (unaudited).

(3) Per share amounts have been calculated using the monthly average shares method.

(4) For the period from December 7, 1998 (commencement of operations) to September 30, 1999.

(5) The manager has waived a portion of its fees for the six months ended March 31, 2001, the year ended September 30, 2000 and the period from December 7, 1998 (commencement of operations) to September 30, 1999. If such fees were not waived the per share decrease to net investment income and the actual expense ratios would have been as follows:

             Per Share Decrease              Expense Ratios Without
           to Net Investment Income               Fee Waiver
          --------------------------        ------------------------
  2001             $0.00                           1.75%**
  2000              0.02                           2.00
  1999              0.03                           2.02

(6) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.75%. Prior to November 28, 2000, the voluntary expense limitation was 1.50%.

* Total return is not annualized, as it may not be representative of the total return for the year.

**   Annualized.

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

CENTURION U.S. EQUITY FUND                  2001(1)        2000       1999(2)(3)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.74        $10.40      $10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                       (0.01)        (0.04)      (0.01)
   Net realized and unrealized gain (loss)   (3.09)         0.38        0.41
--------------------------------------------------------------------------------
Total Income (Loss) From Operations          (3.10)         0.34        0.40
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         -             -           -
--------------------------------------------------------------------------------
Total Distributions                              -             -           -
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $7.64        $10.74      $10.40
--------------------------------------------------------------------------------
Total Return                                (28.86)%*       3.27%       4.00%*
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $33,469       $75,090     $32,328
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                   1.35%**       1.38%       1.45%**
   Net investment loss                       (0.36)**      (0.44)      (0.14)**
--------------------------------------------------------------------------------
Portfolio Turnover Rate                         74%          141%         89%
--------------------------------------------------------------------------------

(1)  For the six months ended March 31, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from December 7, 1998 (commencement of operations) to September 30, 1999.

* Total return is not annualized, as it may not be representative of the total return for the year.

**   Annualized.

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

CENTURION INTERNATIONAL EQUITY FUND           2001(1)       2000      1999(2)(3)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $11.53      $10.73       $10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                        0.01        0.00#        0.04
   Net realized and unrealized gain (loss)     (1.51)       1.36         0.69
--------------------------------------------------------------------------------
Total Income (Loss) From Operations            (1.50)       1.36         0.73
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           -       (0.10)           -
   Net realized gains                          (1.15)      (0.46)           -
--------------------------------------------------------------------------------
Total Distributions                            (1.15)      (0.56)           -
--------------------------------------------------------------------------------
Net Asset Value, End of Period                 $8.88      $11.53       $10.73
--------------------------------------------------------------------------------
Total Return                                  (13.83)%*    12.37%        7.30%*
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $23,090     $28,802      $31,418
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                     1.55%**     1.45%        1.46%**
   Net investment income                        0.20**      0.10         0.51**
--------------------------------------------------------------------------------
Portfolio Turnover Rate                           36%         17%         102%
--------------------------------------------------------------------------------

(1)  For the six months ended March 31, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from December 7, 1998 (commencement of operations) to September 30, 1999.

#    Amount represents less than $0.01 per share.

* Total return is not annualized, as it may not be representative of the total return for the year.

**   Annualized.

Additional Shareholder Information (unaudited)

     On December 15, 2000, a Special Meeting of shareholders of the U.S. Contra Fund was held for the purpose of approving or disapproving an amendment to the Portfolio's charter to effect a 1 for 3 reverse stock split of the Portfolio's common stock and the related reduction in the Portfolio's stated capital.

The results of the vote were as follows:

                 Percentage                 Percentage               Percentage
   Shares        of Shares    Shares        of Shares      Shares     of Shares
   Voted For     Voted      Voted Against   Voted         Abstained   Abstained
--------------------------------------------------------------------------------
  7,155,216      100.00%       0.000        0.00%           0.000      0.00%
--------------------------------------------------------------------------------